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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  ___________


                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 4, 2000
                                                        ---------------



                         McNAUGHTON APPAREL GROUP INC.
            (Exact name of registrant as specified in its charter)




            Delaware                      0-23440               13-3747173
            --------                      -------               ----------
  (State or other jurisdiction       (Commission File        (I.R.S. Employer
of incorporation or organization)         Number)           Identification No.)




                    463 Seventh Avenue
                      New York, N.Y.                               10018
          ---------------------------------------                ----------
          (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (212) 947-2960
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Item 7.  Exhibits

Exhibit Index
-------------

10.1 Amendment dated September 28, 2000, of Purchase and Sale Agreement dated as of April 15, 1998, as amended, by and among JJ Acquisition Corp. (now Jeri-Jo Knitwear, Inc.), Norton McNaughton, Inc. (now McNaughton Apparel Group Inc.), Jeri-Jo Knitwear Inc., Jamie Scott, Inc. and the Stockholders of Jamie Scott, Inc.

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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  McNAUGHTON APPAREL GROUP INC.
                                  -----------------------------
                                         (Registrant)


Date: October 6, 2000             By:/s/ Peter Boneparth
                                     -------------------
                                     Peter Boneparth
                                     Chief Executive Officer and Chief Operating
                                     Officer
                                     (Principal Executive and Operating Officer)

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